As filed with the Securities and Exchange Commission on December 22, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21597

PRIMECAP Odyssey Funds

(Exact name of registrant as specified in charter)

177 East Colorado Boulevard, 11th Floor

Pasadena, CA 91105

(Address of principal executive offices) (Zip code)

Michael J. Ricks

PRIMECAP Management Company

177 East Colorado Boulevard, 11th Floor

Pasadena, CA 91105

(Name and address of agent for service)

(626) 304-9222

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

Item 1. Reports to Stockholders.

ANNUAL REPORT

For the Year Ended October 31, 2020

PRIMECAP ODYSSEY STOCK    (POSKX)

PRIMECAP ODYSSEY GROWTH (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH  (POAGX)

Beginning in January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (http://www.primecap.com/document-viewer/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-729-2307 or by accessing your online shareholder account at http://www.primecap.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-729-2307 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account with that intermediary if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Table of Contents PRIMECAP Odyssey Funds

Letter to Shareholders PRIMECAP Odyssey Funds

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2020, the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund produced total returns of -1.48%, +6.83%, and +16.52%, respectively. The unmanaged S&P 500 Index produced a total return of +9.71% during the period. Sector allocation generally benefited results relative to the S&P 500, while the impact from stock selection varied widely by fund.

The fiscal year started uneventfully enough, back when yield curves and trade wars dominated investor concerns. But thereafter the COVID-19 pandemic sowed a degree of disruption unmatched in the modern era. As the pandemic worsened, the United States endured a “Great Pause” in March and April when various restrictions, designed to mitigate the pandemic’s toll, severely constrained economic activity. The subsequent economic collapse established several record-setting declines, among them the fastest bear market descent (the S&P 500 Index ultimately lost 34% of its value in just 22 trading sessions), the most job losses (more than 20 million, easily outpacing the Great Depression’s 12 million mark), and the steepest GDP drop on record (-31.4% in Q2). Similar scenes, differing only in timing and magnitude, unfolded around the world, fracturing the once-integrated global economy.

The federal government, in tandem with foreign authorities, unleashed a torrent of stimulus and support in response, including open-ended assurances from the Federal Reserve to maintain low interest rates and staggering amounts of deficit spending. But reopening proved fraught with difficulty, and the initial economic recovery stalled somewhat at levels well below pre-pandemic highs.

The equity indices bounced aggressively starting in late March, ahead of the economy’s turn. The S&P 500 then surpassed its previous high-water mark in fewer than six months, a record-short bear market dip. It ultimately peaked in early September, up 60% from its late March low, before easing into the fiscal year-end. But this impressive index-level performance masked substantial dispersion within, reflecting the pandemic’s uniquely disruptive influence. Some technology-oriented businesses, seemingly ready-made for stay-at-home isolation, thrived; many other companies struggled just to survive. Emblematic of this theme, growth stocks dramatically outperformed value stocks during the period (+28% Russell 3000 Growth Index versus -8% Russell 3000 Value Index). And by sector, information technology (+34%), consumer discretionary (+25%), and communication services (+16%), which together house the so-called Big Tech stocks, fared best, while energy (-46%) and financials (-15%) followed crude oil prices and interest rates lower.

Last year we largely missed the market’s “flight to quality,” wherein both higher-caliber cyclical stocks and bond-proxy defensive stocks outperformed simultaneously. And this year we found ourselves in a similar situation: insufficiently exposed to a select tranche of massive, premium-priced market leaders. The ‘Big 4’ of Apple, Microsoft, Amazon, and Alphabet/Google surged by more than 50% on average, generating more than 500 basis points of underperformance relative to the S&P 500 in each Fund.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Relatedly, the Funds’ wide variance in performance is also partially explained by this stark growth-value performance gap. The Stock Fund has a fairly balanced exposure to value and growth stocks; the other Funds, as their names imply, are more commonly tethered to higher-growth companies. But “growth” stocks are, by definition, typically just high-multiple stocks, whose relatively inflated price-to-earnings and/or price-to-book valuations earn them the growth moniker. We try to approach such lofty valuations with clear-eyed caution, even in our growth-oriented funds. We do eagerly underwrite growth where we see mispriced long-term opportunities – see our substantial biotechnology holdings, for instance – but we are hesitant to pile into the second half of popular well-worn narratives. This year’s rare circumstances, however, gave those latter stories added life.

Each of the Funds held an overweight position in the health care, industrials, and consumer discretionary sectors, and an underweight position in the energy, real estate, consumer staples, communication services, materials, and utilities sectors. The Stock Fund maintained a modest underweight in information technology and an overweight in financials; the Aggressive Growth Fund featured the opposite weightings; and the Growth Fund held underweight positions in both sectors.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP Odyssey Stock Fund

For the fiscal year ended October 31, 2020, the Stock Fund’s total return of -1.48% trailed the S&P 500’s total return of +9.71%. Relative to the S&P 500, unfavorable stock selection drove the underperformance, while sector allocation was roughly neutral.

The Stock Fund’s beneficial underweight positions in several weak sectors, particularly energy (1% of average assets versus 3% for the index), served to roughly offset its substantial overweight exposure (18% versus 8%) to the underperforming industrials sector (-1% benchmark return). Relative to its Odyssey Fund peers, the Stock Fund has larger industrials (18% of average assets) and financials (13% of average assets) ownership, while its health care (25% of average assets) and information technology (24%) ownership is less pronounced. All four differentiated exposures proved unhelpful during the period, with the Fund’s financials overweight position creating the largest incremental headwind.

Stock selection was broadly unfavorable. Within information technology, no exposure to bellwether Apple (+77%) created a substantial hurdle; counterintuitively, so did ownership of Microsoft (+43%), where the Fund’s sizable position represented just half of its index weighting. Elsewhere in the sector, strength in Qualcomm (+58%) and Ericsson (+30%) was unable to offset declines in Hewlett Packard Enterprise (-45%) and NetApp (-18%).

Within industrials, airline weakness led to steep underperformance, as United (-63%), American (-62%), Delta (-43%), and Southwest (-29%) all plummeted amid the travel freeze; Airbus (-49%) also suffered as collateral damage. This widespread pain more than offset a robust recovery

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

year for FedEx (+73%), which continues to benefit from the rise of e-commerce. Within consumer discretionary, a large and differentiated Sony (+38%) position was unable to offset weakness in Carnival (-67%), a ground-zero pandemic stock, and the Fund’s limited ownership of heavyweight Amazon (+ 54%). And lastly, in financials, several bank holdings (Wells Fargo -57%, Bank of America -22%, and JPMorgan Chase -19%) felt the earnings pressure of record-low interest rates, with Wells Fargo also struggling to overcome twin reputational and regulatory headwinds.

The top 10 holdings, which collectively represented 29.2% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Stock Fund Top 10 Holdings as of 10/31/20	Ending % of Total Portfolio*
AstraZeneca Plc ADR	4.1
Eli Lilly & Co.	3.8
Microsoft Corporation	2.8
Siemens AG	2.8
FedEx Corporation	2.8
AECOM	2.7
Sony Corporation ADR	2.7
JP Morgan Chase & Co.	2.5
Telefonaktiebolaget LM Ericsson ADR	2.5
Whirlpool Corporation	2.5
Total % of Portfolio	29.2

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the fund.

PRIMECAP Odyssey Growth Fund

For the fiscal year ended October 31, 2020, the Growth Fund returned +6.83%, behind both the S&P 500’s +9.71% total return and the Russell 1000 Growth Index’s total return of +29.22%. Favorable sector allocation was unable to fully offset poor stock selection relative to the S&P 500.

Sector allocation was somewhat better than that of the Stock Fund given the Growth Fund’s lesser exposure to industrials (13% of average assets) and financials (8%). The Growth Fund has slightly greater exposure to energy (2%), which dampened that sector tailwind, but it benefited similarly from negligible holdings in several underperforming defensive sectors (consumer staples, real estate, and utilities).

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

The Growth Fund suffered from unfavorable stock selection in information technology and industrials, which together more than offset strength in the Fund’s health care portfolio. As with the Stock Fund, Apple and the airlines were the primary sins of omission and commission, respectively. Elsewhere in information technology, Splunk (+65%) and Adobe (+60%) roughly offset the Fund’s greater underweight position in Microsoft (+43%).

Selection in health care was broadly positive, with the Fund’s portfolio (+18%) outperforming the sector’s benchmark return (+10%). Two large holdings, BeiGene (+114%) and Seagen (+55%), led the way, more than offsetting weakness in Biogen (-16%). Finally, consumer discretionary featured several standout performances, which together even managed to overcome the sector headwinds deriving from too much cruise line ownership and too little Amazon ownership. Tesla (+516%) soared on stronger fundamentals and the allure of its seemingly limitless potential, while Alibaba (+72%) and iRobot (+66%) surged higher as well.

The top 10 holdings, which collectively represented 26.5% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Growth Fund Top 10 Holdings as of 10/31/20	Ending % of Total Portfolio*
Alibaba Group Holding ADR	3.4
Eli Lilly & Co.	3.0
ABIOMED, Inc.	2.9
Alphabet Inc. – Class A & C	2.9
Biogen Inc.	2.6
AECOM	2.4
Seagen, Inc.	2.4
Micron Technology, Inc.	2.4
Morgan Stanley	2.3
BeiGene, Ltd ADR	2.2
Total % of Portfolio	26.5

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the fund.

PRIMECAP Odyssey Aggressive Growth Fund

For the fiscal year ended October 31, 2020, the Aggressive Growth Fund’s total return of +16.52% led the S&P 500’s total return of +9.71% but lagged the Russell Midcap Growth Index’s total return of +21.14%. Both sector allocation and stock selection boosted results relative to the S&P 500.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

The Aggressive Growth Fund benefited from sector exposures that were nearly all incrementally favorable relative to the Stock and Growth Funds. Most notable among these differences include its overweight positions in the two best-performing sectors, information technology (27% of average assets) and consumer discretionary (14%) and reduced relative exposure to industrials (11%) and financials (6%).

Stock selection was favorable overall, with strength in health care, consumer discretionary, and financials offsetting the familiar weakness in industrials and information technology. The Aggressive Growth Fund featured even greater exposure to travel laggards, including meaningful positions in JetBlue (-38%), Royal Caribbean (-47%), and Norwegian Cruise Lines (-67%), and the least aggregate exposure to the so-called Big 4 technology companies; these served to worsen the related stock-specific headwinds.

And yet favorable selection elsewhere still drove outperformance. Health care was a particular bright spot, as the portfolio’s +23% return handily outpaced its benchmark. BioNTech, one of the most promising COVID-19 vaccine developers, rocketed higher (+408%), complementing the biotechnology strength in BeiGene (+114%) and Seagen (+55%). Consumer discretionary benefited from even larger positions in Tesla (+516%) and Sony (+38%), and strength in Chegg (+140%), a pandemic-friendly education technology company, also provided a powerful boost. Within financials, top 10 holding MarketAxess (+47%) was the primary driver of sector outperformance.

The top 10 holdings, which collectively represented 27.5% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Aggressive Growth Fund Top 10 Holdings as of 10/31/20	Ending % of Total Portfolio*
Sony Corporation ADR	3.8
Splunk Inc.	3.4
Seagen, Inc.	3.4
Micron Technology, Inc.	3.0
ABIOMED, Inc.	2.7
Tesla Inc	2.4
MarketAxess Holdings, Inc.	2.4
Biogen Inc.	2.2
Alibaba Group Holding ADR	2.2
BeiGene, Ltd. ADR	2.0
Total % of Portfolio	27.5

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the fund.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Outlook

Our view on U.S. equities is decidedly mixed. The post-recession economy has been heavily reliant on artificial and unsustainable measures, including a three trillion-dollar federal deficit and the promise of further stimulus ahead. And, as noted, the market’s apparent strength, unusually concentrated in larger technology stocks, belies a broader fundamental struggle on metaphorical Main Street, creating an unusually bifurcated stock landscape. That said, Treasury yields hover at historically depressed levels (0.9% 10-year Treasury yield at period-end), providing some support for the S&P 500 Index’s elevated valuation (19.6x P/E valuation on 2021 estimated earnings).

We do see more fundamental reasons for optimism in select cases. The groundbreaking BioNTech-Pfizer vaccine may not be an immediate silver bullet, but it speaks loudly to the potential of a robust medical solution. Additional vaccine candidates and antibody therapies are also on the cusp of clinical outcomes. Meanwhile, even after early November’s vaccine-fueled market rotation, many stocks continue to languish, left behind in this protracted socially-distanced existence. Our original expectation of a fairly prompt snapback was misplaced, but we still expect the eventual ‘new normal’ to more closely resemble its 2019 antecedent than the current state of apprehension and isolation. This should divert oxygen from pandemic beneficiaries to a wide swathe of struggling companies. A more fulsome recovery may also spur inflation and interest rates upward, which could finally and forcefully shift sentiment from high-multiple growth stocks to inexpensive value stocks.

As noted earlier, an especially unusual feature of today’s equity market is its inequity: the sheer relative size of so-called Big Tech. The Big 4 technology stocks – Apple, Microsoft, Amazon, and Alphabet/Google – comprise more than 20% of the S&P 500 Index. Their combined capitalization (approximately $6T) is roughly equivalent in size to the bottom 350 constituents of the index, or to the Japan Exchange Group, the largest equity market outside the United States. And their combined performance strong-armed the S&P 500 to its record highs; indeed, the S&P 500 Equal Weight Index, reflecting broader-based challenges, has lagged its capitalization-weighted peer.

History suggests this concentrated frenzy warrants caution. In the early 1970s, the so-called “Nifty Fifty” similarly captivated investors, dominating that era’s bull market as the must-own blue-chip growth companies. In the late 1990s, the Nasdaq 100 Index’s meteoric rise was symbolic of that decade’s irrational exuberance. In both cases, despite above-market earnings growth thereafter, these high-flying stocks underperformed in the ensuing decade. Valuation ultimately mattered.

But maybe this time is different. In aggregate, valuations for these heavyweights are high but not excessively so; their competitive moats seem to deepen with time, a function of their aggressive reinvestment strategy; and technology’s coronation feels less speculative or premature this time around. And yet the Odyssey Funds’ exposure to these four companies stood at just 2-5% at period-end, or a fraction of the index, with Microsoft and Google representing the bulk of our ownership. The Fund’s underweight position in Apple and Amazon has created a massive multi-year performance headwind. We acknowledge these errors, but we remain wary. These titans have

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

executed near-flawlessly in an environment tailor-made for their ascendance. As we emerge from the pandemic’s long shadow, the durability of their dominion will be tested anew. Our bias is to search elsewhere.

Health care also features prominently in both the news and our portfolio. The pandemic reinforces the incalculable value embedded in existing drugs, therapies, and devices, which facilitate our ongoing fight against disease and death – and which have presumably helped pressure COVID-19’s infection fatality ratio (IFR) down to roughly 50 basis points. But the pandemic also highlights how much value remains to be created with future breakthroughs, both in the COVID-19 realm and beyond. The health care sector has unsurprisingly fared well, and consensus estimates project market-leading revenue (+7%) and earnings (+5%) growth in a calendar year more commonly scarred with steep declines. But this is not chiefly a pandemic-fueled surge, and growth should persist indefinitely. Despite ongoing political concerns following a tense election, we are optimistic our companies will continue to develop life-saving innovations, and that they will be rewarded by the marketplace.

Finally, much ink has been spilled in past letters defending our outsized airlines ownership. We viewed them as secular growers, operating in a vastly-improved industry structure, and trading of late at less than half of the market’s valuation. Whatever the merits, our investment thesis – and our performance – was dealt a dramatic blow by COVID-19, forcing a structural reset in both our holdings and our thinking. We continue to own these companies, albeit more selectively and with overall lower exposure, ahead of travel’s eventual revival.

We still believe that some semblance of normalcy will prevail. Several pandemic-driven structural changes will likely persist, including a more flexible workforce, the fast-forwarding of digital transitions, and certain business travel indefinitely lost to Zoom. But if and when life does normalize, we expect the market’s go-forward winners to be drawn heavily from its pool of COVID-19 losers. And we believe our Funds are positioned accordingly, focused on stocks whose long-term potential deviate meaningfully from today’s dislocated share prices.

Sincerely,

PRIMECAP Management Company

November 10, 2020

Past performance is not a guarantee of future results.

The funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. All funds may invest in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Mutual fund investing involves risk, and loss of principal is possible. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values (the Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe). The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Price-to-earnings ratio is calculated by dividing the current share price of a stock by its earnings per share.

Price-to-book ratio is calculated by dividing the stock price by the book value per share.

One basis point equals one hundredth of one percent.

Earnings growth is not a prediction of a fund’s future performance.

The information provided herein represents the opinions of PRIMECAP Management Company and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Performance Graphs PRIMECAP Odyssey Stock Fund

The chart below illustrates the performance of a hypothetical $10,000 investment made on October 31, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of dividends and capital gains for the fund and dividends for the index.

	Total Return Period Ended October 31, 2020
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Stock Fund	(1.48%)	8.82%	11.60%	9.37%
S&P 500*	9.71%	11.71%	13.01%	9.10%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Growth Fund

The chart below illustrates the performance of a hypothetical $10,000 investment made on October 31, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of dividends and capital gains for the fund and dividends for the index.

	Total Return Period Ended October 31, 2020
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Growth Fund	6.83%	11.26%	12.90%	10.67%
S&P 500*	9.71%	11.71%	13.01%	9.10%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Aggressive Growth Fund

The chart below illustrates the performance of a hypothetical $10,000 investment made on October 31, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of dividends and capital gains for the fund and dividends for the index.

	Total Return Period Ended October 31, 2020
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Aggressive Growth Fund	16.52%	13.71%	15.97%	13.19%
S&P 500*	9.71%	11.71%	13.01%	9.10%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Sector Breakdown PRIMECAP Odyssey Funds

PRIMECAP Odyssey Stock Fund

Communication Services	2.9%
Consumer Discretionary	11.7%
Consumer Staples	0.7%
Energy	0.7%
Financials	11.4%
Health Care	25.0%
Industrials	19.2%
Information Technology	24.6%
Materials	1.4%
Short-Term Investments, net of Liabilities in Excess of Other Assets	2.4%
Total	100.0%

PRIMECAP Odyssey Growth Fund

Communication Services	4.6%
Consumer Discretionary	13.1%
Consumer Staples	0.1%
Energy	1.2%
Financials	7.3%
Health Care	33.2%
Industrials	12.6%
Information Technology	26.0%
Materials	0.4%
Short-Term Investments, net of Liabilities in Excess of Other Assets	1.5%
Total	100.0%

The tables above list sector allocations as a percentage of each fund’s total net assets as of October 31, 2020. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Sector Breakdown

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Aggressive Growth Fund

Communication Services	6.9%
Consumer Discretionary	15.2%
Consumer Staples	0.2%
Energy	0.2%
Financials	5.4%
Health Care	31.8%
Industrials	9.3%
Information Technology	27.7%
Materials	0.1%
Real Estate	0.0%
Preferred Stocks (Financials)	0.2%
Warrants (Industrials)	0.0%
Rights (Health Care)	0.0%
Short-Term Investments, net of Liabilities in Excess of Other Assets	3.0%
Total	100.0%

The table above lists sector allocations as a percentage of the fund’s total net assets as of October 31, 2020. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Schedule of Investments PRIMECAP Odyssey Stock Fund October 31, 2020

Shares		Value
COMMON STOCKS – 97.6%

Communication Services – 2.9%
516,600	Activision Blizzard, Inc.	$39,122,118
23,925	Alphabet, Inc. – Class A (a)	38,665,432
36,025	Alphabet, Inc. – Class C (a)	58,396,885
150,000	Comcast Corp. – Class A	6,336,000
45,200	Facebook, Inc. – Class A (a)	11,892,572
524,300	Vonage Holdings Corp. (a)	5,547,094
169,800	Walt Disney Co. (The)	20,588,250

		180,548,351

Consumer Discretionary – 11.7%
11,350	Amazon.com, Inc. (a)	34,460,302
31,000	Burlington Stores, Inc. (a)	6,000,980
166,600	Capri Holdings Ltd. (a)	3,535,252
686,800	CarMax, Inc. (a)	59,366,992
1,454,000	Carnival Corp.	19,934,340
334,050	eBay, Inc.	15,910,802
611,800	L Brands, Inc.	19,583,718
6,165,700	Mattel, Inc. (a)	84,901,689
777,800	MGM Resorts International	15,999,346
1,275,000	Newell Brands, Inc.	22,516,500
204,000	Restaurant Brands International, Inc.	10,608,000
924,400	Ross Stores, Inc.	78,731,148
207,550	Royal Caribbean Cruises Ltd.	11,709,971
2,039,230	Sony Corp. – ADR	170,601,982
230,400	TJX Cos., Inc. (The)	11,704,320
172,000	V.F. Corp.	11,558,400
834,099	Whirlpool Corp.	154,274,951

		731,398,693

Consumer Staples – 0.7%
223,600	Altria Group, Inc.	8,067,488
252,700	BJ’s Wholesale Club Holdings, Inc. (a)	9,675,883
111,700	Philip Morris International, Inc.	7,932,934
300,000	Tyson Foods, Inc. – Class A	17,169,000

		42,845,305

Energy – 0.7%
50,000	Cameco Corp.	475,500
59,990	Chevron Corp.	4,169,305
308,400	EOG Resources, Inc.	10,559,616
338,890	Hess Corp.	12,613,486

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2020 – continued

Shares		Value
Energy (continued)
152,800	Pioneer Natural Resources Co.	$12,156,768
66,100	Schlumberger Ltd.	987,534
1,625,700	Southwestern Energy Co. (a)	4,340,619
922,800	Transocean Ltd. (a)	618,737

		45,921,565

Financials – 11.4%
3,505,300	Bank of America Corp.	83,075,610
1,541,400	Charles Schwab Corp. (The)	63,366,954
1,476,650	Citigroup, Inc.	61,162,843
172,000	CME Group, Inc. – Class A	25,923,840
1,685,310	Discover Financial Services	109,562,003
1,598,040	JPMorgan Chase & Co.	156,671,842
249,025	Marsh & McLennan Cos., Inc.	25,764,126
710,500	Northern Trust Corp.	55,610,835
172,000	Progressive Corp. (The)	15,806,800
462,650	Raymond James Financial, Inc.	35,364,966
3,533,108	Wells Fargo & Co.	75,785,167

		708,094,986

Health Care – 25.0%
367,850	Abbott Laboratories	38,664,713
788,090	Agilent Technologies, Inc.	80,456,108
168,920	Alcon, Inc. (a)	9,601,413
686,300	Amgen, Inc.	148,885,922
5,095,470	AstraZeneca PLC – ADR	255,588,775
470,950	Biogen, Inc. (a)	118,712,366
165,300	Boston Scientific Corp. (a)	5,664,831
1,977,300	Bristol-Myers Squibb Co.	115,573,185
609,000	CVS Health Corp.	34,158,810
2,201,970	Elanco Animal Health, Inc. (a)	68,283,090
1,848,493	Eli Lilly & Co.	241,154,397
84,930	LivaNova PLC (a)	4,275,376
66,000	Medtronic PLC	6,637,620
581,100	Merck & Co., Inc.	43,704,531
967,047	Novartis AG – ADR	75,507,030
416,460	PerkinElmer, Inc.	53,952,393
90,681	Roche Holding AG – CHF	29,149,054
253,030	Sanofi – ADR	11,462,259
858,175	Siemens Healthineers AG – EUR	36,835,470
30,000	Stryker Corp.	6,060,300

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2020 – continued

Shares		Value
Health Care (continued)
289,900	Thermo Fisher Scientific, Inc.	$137,157,488
8,080	Waters Corp. (a)	1,800,386
300,700	Zimmer Biomet Holdings, Inc.	39,722,470

		1,563,007,987

Industrials – 19.2%
3,827,100	AECOM (a)	171,607,164
977,775	Airbus SE – EUR	71,275,098
55,750	Alaska Air Group, Inc.	2,112,367
3,214,450	American Airlines Group, Inc.	36,258,996
34,900	AMETEK, Inc.	3,427,180
46,900	Armstrong World Industries, Inc.	2,809,310
370,442	Carrier Global Corp.	12,369,058
401,753	Caterpillar, Inc.	63,095,309
75,900	CSX Corp.	5,991,546
278,140	Curtiss-Wright Corp.	23,463,890
74,340	Deere & Co.	16,794,149
965,050	Delta Air Lines, Inc.	29,569,132
668,585	FedEx Corp.	173,477,750
99,700	General Dynamics Corp.	13,093,601
603,300	Jacobs Engineering Group, Inc.	57,313,500
252,300	Kirby Corp. (a)	9,711,027
43,400	L3Harris Technologies, Inc.	6,992,174
396,300	Matson, Inc.	20,587,785
459,600	Maxar Technologies, Inc.	11,843,892
1,074,642	Meggitt PLC – GBP	3,804,893
133,200	Norfolk Southern Corp.	27,854,784
36,681	Otis Worldwide Corp.	2,247,812
59,000	Pentair PLC	2,935,840
67,342	Raytheon Technologies Corp.	3,658,017
26,000	Rockwell Automation, Inc.	6,165,120
1,489,159	Siemens AG – EUR	174,648,348
551,433	Siemens Energy AG – EUR (a)	12,073,816
3,303,650	Southwest Airlines Co.	130,593,285
50,000	Union Pacific Corp.	8,859,500
1,789,570	United Airlines Holdings, Inc. (a)	60,594,840
207,300	United Parcel Service, Inc. – Class B	32,568,903

		1,197,798,086

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2020 – continued

Shares		Value
Information Technology – 24.6%
164,600	Adobe, Inc. (a)	$73,592,660
350,200	Analog Devices, Inc.	41,509,206
976,850	Applied Materials, Inc.	57,858,825
735,400	Cisco Systems, Inc.	26,400,860
356,798	Corning, Inc.	11,406,832
294,000	Diebold Nixdorf, Inc. (a)	1,831,620
7,903,499	Flex Ltd. (a)	111,834,511
8,390,572	Hewlett Packard Enterprise Co.	72,494,542
2,198,642	HP, Inc.	39,487,610
2,176,100	Intel Corp.	96,357,708
375,050	Keysight Technologies, Inc. (a)	39,331,494
579,000	KLA Corp.	114,167,220
13,776,330	L.M. Ericsson Telephone Co. – ADR	154,432,659
883,100	Microsoft Corp.	178,801,257
2,208,190	NetApp, Inc.	96,917,459
1,149,996	Nokia Corp. – ADR	3,875,487
53,930	NVIDIA Corp.	27,038,345
720,000	Oracle Corp.	40,399,200
263,300	PayPal Holdings, Inc. (a)	49,008,029
225,499	Perspecta, Inc.	4,043,197
942,647	QUALCOMM, Inc.	116,284,934
87,800	Science Applications International Corp.	6,705,286
380,080	Teradyne, Inc.	33,390,028
768,700	Texas Instruments, Inc.	111,146,333
148,900	Visa, Inc. – Class A	27,056,619

		1,535,371,921

Materials – 1.4%
516,200	Albemarle Corp.	48,115,002
294,983	Corteva, Inc.	9,728,539
319,683	Dow, Inc.	14,542,380
270,484	DuPont de Nemours, Inc.	15,385,130

		87,771,051

TOTAL COMMON STOCKS (Cost $3,990,006,687)		$6,092,757,945

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2020 – continued

Shares		Value
SHORT-TERM INVESTMENTS – 2.7%
169,718,282	Dreyfus Treasury Securities Cash Management Fund – Institutional Shares – 0.01% (b)	$169,718,282

TOTAL SHORT-TERM INVESTMENTS (Cost $169,718,282)		169,718,282

TOTAL INVESTMENTS IN SECURITIES (Cost $4,159,724,969) – 100.3%		6,262,476,227
Liabilities in Excess of Other Assets – (0.3)%		(17,851,885)

TOTAL NET ASSETS – 100.0%		$6,244,624,342

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
GBP	British Pound Sterling
(a)	Non-Income Producing
(b)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Growth Fund October 31, 2020

Shares		Value
COMMON STOCKS – 98.5%

Communication Services – 4.6%
85,830	Alphabet, Inc. – Class A (a)	$138,710,722
66,815	Alphabet, Inc. – Class C (a)	108,307,783
647,700	Baidu, Inc. – ADR (a)	86,176,485
1,078,000	comScore, Inc. (a)	2,150,610
159,300	Electronic Arts, Inc. (a)	19,088,919
105,100	Facebook, Inc. – Class A (a)	27,652,861
854,000	IMAX Corp. (a)	9,846,620
75,570	Live Nation Entertainment, Inc. (a)	3,687,816
16,000	Walt Disney Co. (The)	1,940,000

		397,561,816

Consumer Discretionary – 13.1%
957,210	Alibaba Group Holding Ltd. – ADR (a)	291,652,315
12,750	Amazon.com, Inc. (a)	38,710,912
45,000	Burlington Stores, Inc. (a)	8,711,100
768,300	Capri Holdings Ltd. (a)	16,303,326
1,120,800	CarMax, Inc. (a)	96,881,952
1,379,146	Carnival Corp.	18,908,092
9,600	Dollar Tree, Inc. (a)	867,072
223,000	eBay, Inc.	10,621,490
1,508,333	GVC Holdings PLC – GBP	18,880,054
1,872,963	iRobot Corp. (a) (b)	149,050,396
701,998	L Brands, Inc.	22,470,956
80,200	Las Vegas Sands Corp.	3,854,412
56,300	Marriott International, Inc. – Class A	5,229,144
4,260,400	Mattel, Inc. (a)	58,665,708
888,100	MGM Resorts International	18,268,217
962,500	Norwegian Cruise Line Holdings Ltd. (a)	16,006,375
115,500	Ross Stores, Inc.	9,837,135
748,571	Royal Caribbean Cruises Ltd.	42,234,376
1,794,834	Sony Corp. – ADR	150,155,812
350,600	Tesla, Inc. (a)	136,046,824
228,700	TJX Cos., Inc. (The)	11,617,960

		1,124,973,628

Consumer Staples – 0.1%
162,000	Altria Group, Inc.	5,844,960
120,000	BJ’s Wholesale Club Holdings, Inc. (a)	4,594,800
7,200	Mission Produce, Inc. (a)	94,968

		10,534,728

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2020 – continued

Shares		Value
Energy – 1.2%
910,600	Cabot Oil & Gas Corp.	$16,199,574
20,000	Chevron Corp.	1,390,000
162,800	EOG Resources, Inc.	5,574,272
645,221	Hess Corp.	24,015,126
615,200	Pioneer Natural Resources Co.	48,945,312
2,185,000	Southwestern Energy Co. (a)	5,833,950
6,743,804	Transocean Ltd. (a)	4,521,720

		106,479,954

Financials – 7.3%
950,200	Bank of America Corp.	22,519,740
1,616,823	Charles Schwab Corp. (The)	66,467,593
528,400	Citigroup, Inc.	21,886,328
56,300	CME Group, Inc. – Class A	8,485,536
866,710	Discover Financial Services	56,344,817
463,100	JPMorgan Chase & Co.	45,402,324
266,250	Marsh & McLennan Cos., Inc.	27,546,225
4,145,685	Morgan Stanley	199,614,733
539,000	Northern Trust Corp.	42,187,530
129,750	Progressive Corp. (The)	11,924,025
911,600	Raymond James Financial, Inc.	69,682,704
2,636,120	Wells Fargo & Co.	56,544,774

		628,606,329

Health Care – 33.2%
322,418	Abbott Laboratories	33,889,356
995,750	ABIOMED, Inc. (a)	250,809,510
1,273,500	Accuray, Inc. (a)	3,705,885
249,060	Agilent Technologies, Inc.	25,426,535
138,087	Alcon, Inc. (a)	7,848,865
664,330	Alkermes PLC (a)	10,795,363
875,840	Amgen, Inc.	190,004,730
152,630	Arena Pharmaceuticals, Inc. (a)	13,083,444
3,024,569	AstraZeneca PLC – ADR	151,712,381
654,900	BeiGene Ltd. – ADR (a)	194,190,948
2,409,400	BeiGene Ltd. – HKD (a)	53,486,971
892,020	Biogen, Inc. (a)	224,851,481
1,938,896	BioMarin Pharmaceutical, Inc. (a)	144,312,029
935,500	Boston Scientific Corp. (a)	32,059,585
1,506,100	Bristol-Myers Squibb Co.	88,031,545
361,200	CVS Health Corp.	20,259,708

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2020 – continued

Shares		Value
Health Care (continued)
2,449,781	Elanco Animal Health, Inc. (a)	$75,967,709
1,956,638	Eli Lilly & Co.	255,262,993
4,696,243	Epizyme, Inc. (a)	58,045,563
1,421,400	FibroGen, Inc. (a)	54,553,332
53,800	Guardant Health, Inc. (a)	5,738,308
202,890	Illumina, Inc. (a)	59,385,903
837,521	Insulet Corp. (a)	186,139,042
30,850	IQVIA Holdings, Inc. (a)	4,750,592
683,890	LivaNova PLC (a)	34,427,023
154,100	Merck & Co., Inc.	11,589,861
6,107,086	Nektar Therapeutics (a)	96,736,242
1,163,236	Novartis AG – ADR	90,825,467
102,000	NuVasive, Inc. (a)	4,531,860
484,300	OraSure Technologies, Inc. (a)	7,235,442
235,500	PerkinElmer, Inc.	30,509,025
263,020	QIAGEN N.V. – EUR (a)	12,488,878
134,537	Roche Holding AG – CHF	43,246,394
1,245,390	Seagen, Inc. (a)	207,731,052
88,200	Siemens Healthineers AG – EUR	3,785,811
231,570	Thermo Fisher Scientific, Inc.	109,560,398
568,400	Xencor, Inc. (a)	21,815,192
313,800	Zimmer Biomet Holdings, Inc.	41,452,980

		2,860,247,403

Industrials – 12.6%
4,708,922	AECOM (a)	211,148,062
436,104	Airbus SE – EUR	31,789,885
3,925,441	American Airlines Group, Inc.	44,278,974
164,700	Carrier Global Corp.	5,499,333
101,500	Caterpillar, Inc.	15,940,575
295,000	Colfax Corp. (a)	8,021,050
452,880	Curtiss-Wright Corp.	38,204,957
1,384,600	Delta Air Lines, Inc.	42,424,144
208,300	FedEx Corp.	54,047,601
233,100	General Dynamics Corp.	30,613,023
104,900	IDEX Corp.	17,873,911
1,140,094	Jacobs Engineering Group, Inc.	108,308,930
1,955,350	JetBlue Airways Corp. (a)	23,405,540
342,710	Lyft, Inc. – Class A (a)	7,824,069
45,000	Old Dominion Freight Line, Inc.	8,566,650

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2020 – continued

Shares		Value
Industrials (continued)
1,390,370	Siemens AG – EUR	$163,062,389
360,894	Siemens Energy AG – EUR (a)	7,901,899
3,450,900	Southwest Airlines Co.	136,414,077
647,800	Textron, Inc.	23,191,240
8,250	TransDigm Group, Inc.	3,938,633
49,000	Union Pacific Corp.	8,682,310
2,666,180	United Airlines Holdings, Inc. (a)	90,276,855

		1,081,414,107

Information Technology – 26.0%
299,300	Adobe, Inc. (a)	133,817,030
805,700	Altair Engineering, Inc. – Class A (a)	34,669,271
404,700	Analog Devices, Inc.	47,969,091
470,000	Applied Materials, Inc.	27,838,100
107,900	ASML Holding N.V. – ADR	38,974,559
12,009,243	BlackBerry Ltd. (a)	53,921,501
49,000	Cerence, Inc. (a)	2,674,420
1,027,400	Cisco Systems, Inc.	36,883,660
732,200	Cree, Inc. (a)	46,567,920
57,000	Dell Technologies, Inc. – Class C (a)	3,434,820
849,000	Descartes Systems Group, Inc. (The) (a)	45,642,240
10,420,029	Flex Ltd. (a)	147,443,410
461,018	FormFactor, Inc. (a)	13,069,860
4,891,900	Hewlett Packard Enterprise Co.	42,266,016
1,126,836	HP, Inc.	20,237,975
1,381,600	Intel Corp.	61,177,248
38,000	Intuit, Inc.	11,957,840
763,300	Jabil, Inc.	25,295,762
284,550	Keysight Technologies, Inc. (a)	29,840,759
558,654	KLA Corp.	110,155,396
5,883,900	L.M. Ericsson Telephone Co. – ADR	65,958,519
698,060	MaxLinear, Inc. (a)	18,456,706
4,049,000	Micron Technology, Inc. (a)	203,826,660
761,160	Microsoft Corp.	154,112,065
1,918,611	NetApp, Inc.	84,207,837
747,000	Nokia Corp. – ADR	2,517,390
1,088,830	Nuance Communications, Inc. (a)	34,744,565
571,800	Nutanix, Inc. – Class A (a)	13,917,612
119,020	NVIDIA Corp.	59,671,867
393,900	Oracle Corp.	22,101,729

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2020 – continued

Shares		Value
Information Technology (continued)
41,900	Palo Alto Networks, Inc. (a)	$9,267,861
1,008,830	QUALCOMM, Inc.	124,449,269
855,450	Splunk, Inc. (a)	169,413,318
2,805,999	Stratasys Ltd. (a) (b)	35,860,667
177,000	Teradyne, Inc.	15,549,450
819,525	Texas Instruments, Inc.	118,495,120
572,340	Trimble, Inc. (a)	27,546,724
420,600	Universal Display Corp.	83,409,186
219,800	Visa, Inc. – Class A	39,939,858
124,800	VMware, Inc. – Class A (a)	16,065,504
28,190	Western Digital Corp.	1,063,609

		2,234,412,394

Materials – 0.4%
384,310	Albemarle Corp.	35,821,535

TOTAL COMMON STOCKS (Cost $4,909,753,259)		$8,480,051,894

SHORT-TERM INVESTMENTS – 1.6%
136,433,965	Dreyfus Treasury Securities Cash Management Fund – Institutional Shares – 0.01% (c)	$136,433,965

TOTAL SHORT-TERM INVESTMENTS (Cost $136,433,965)		136,433,965

TOTAL INVESTMENTS IN SECURITIES (Cost $5,046,187,224) – 100.1%		8,616,485,859
Liabilities in Excess of Other Assets – (0.1)%		(10,069,370)

TOTAL NET ASSETS – 100.0%		$8,606,416,489

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
GBP	British Pound Sterling
HKD	Hong Kong Dollars
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company. (Note 7)
(c)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Aggressive Growth Fund October 31, 2020

Shares		Value
COMMON STOCKS – 96.8%

Communication Services – 6.9%
55,675	Alphabet, Inc. – Class A (a)	$89,976,924
56,612	Alphabet, Inc. – Class C (a)	91,768,618
475,000	ANGI Homeservices, Inc. – Class A (a)	5,035,000
1,118,300	Baidu, Inc. – ADR (a)	148,789,815
3,766,542	comScore, Inc. (a) (b)	7,514,251
125,000	Electronic Arts, Inc. (a)	14,978,750
96,900	Facebook, Inc. – Class A (a)	25,495,359
1,178,600	IMAX Corp. (a)	13,589,258
641,100	Lions Gate Entertainment Corp. – Class A (a)	4,295,370
824,200	Lions Gate Entertainment Corp. – Class B (a)	5,167,734
132,905	Live Nation Entertainment, Inc. (a)	6,485,764
139,484	Madison Square Garden Entertainment Corp. – Class A (a)	9,066,460
2,950	Madison Square Garden Sports Corp. – Class A (a)	417,838
5,500	Netflix, Inc. (a)	2,616,570
1,650,900	Pinterest, Inc. – Class A (a)	97,320,555
231,000	Snap, Inc. – Class A (a)	9,099,090
1,018,358	T-Mobile US, Inc. (a)	111,581,486
198,500	Tribune Publishing Co.	2,274,810
7,862,492	WildBrain Ltd. – CAD (a)	9,737,381
63,639	ZoomInfo Technologies, Inc. – Class A (a)	2,417,646

		657,628,679

Consumer Discretionary – 15.2%
690,200	Alibaba Group Holding Ltd. – ADR (a)	210,297,038
17,545	Amazon.com, Inc. (a)	53,269,252
31,000	At Home Group, Inc. (a)	504,990
75,000	Boot Barn Holdings, Inc. (a)	2,401,500
53,600	Burlington Stores, Inc. (a)	10,375,888
1,223,500	CarMax, Inc. (a)	105,759,340
2,585,800	Chegg, Inc. (a)	189,901,152
63,500	Darden Restaurants, Inc.	5,836,920
314,000	eBay, Inc.	14,955,820
9,800	Five Below, Inc. (a)	1,306,732
713,100	GAN Ltd. (a)	10,133,151
108,340	Gildan Activewear, Inc.	2,250,222
2,012,479	GVC Holdings PLC – GBP	25,190,533
1,300,350	iRobot Corp. (a)	103,481,853
300,000	Magnite, Inc. (a)	2,709,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2020 – continued

Shares		Value
Consumer Discretionary (continued)
1,097,400	Norwegian Cruise Line Holdings Ltd. (a)	$18,249,762
195,000	OneSpaWorld Holdings Ltd.	1,210,950
61,200	Restaurant Brands International, Inc.	3,182,400
1,204,570	Royal Caribbean Cruises Ltd.	67,961,839
4,394,311	Sony Corp. – ADR	367,628,058
594,550	Tesla, Inc. (a)	230,709,182
1,074,100	Tuesday Morning Corp. (a)	1,106,323
30,500	Ulta Beauty, Inc. (a)	6,306,485
836,800	XPeng, Inc. – ADR (a)	16,217,184

		1,450,945,574

Consumer Staples – 0.2%
165,800	Calavo Growers, Inc.	11,130,154
43,500	Sanderson Farms, Inc.	5,566,695

		16,696,849

Energy – 0.2%
596,550	Cabot Oil & Gas Corp.	10,612,625
179,900	EOG Resources, Inc.	6,159,776
22,000	New Fortress Energy, Inc.	794,860
8,973,882	Transocean Ltd. (a)	6,016,988

		23,584,249

Financials – 5.4%
6,800	Cboe Global Markets, Inc.	552,772
149,300	Charles Schwab Corp. (The)	6,137,723
162,771	CME Group, Inc. – Class A	24,532,845
449,703	Discover Financial Services	29,235,192
363,300	Flying Eagle Acquisition Corp. – Class A (a)	4,188,849
76,000	LPL Financial Holdings, Inc.	6,074,680
415,720	MarketAxess Holdings, Inc.	224,010,722
1,823,016	Morgan Stanley	87,778,221
4,259,449	NMI Holdings, Inc. – Class A (a) (b)	91,535,559
150,300	Progressive Corp. (The)	13,812,570
439,100	Tradeweb Markets, Inc. – Class A	23,922,168

		511,781,301

Health Care – 31.8%
6,000	10x Genomics, Inc. – Class A (a)	821,400
396,400	Abbott Laboratories	41,665,604
1,037,173	ABIOMED, Inc. (a)	261,243,135
1,420,000	Accuray, Inc. (a)	4,132,200
131,200	Adaptive Biotechnologies Corp. (a)	6,045,696

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2020 – continued

Shares		Value
Health Care (continued)
2,005,800	Alkermes PLC (a)	$32,594,250
23,300	Allogene Therapeutics, Inc. (a)	790,336
2,130,000	Amicus Therapeutics, Inc. (a)	37,977,900
500,000	Arbutus Biopharma Corp. (a)	1,410,000
296,000	Arena Pharmaceuticals, Inc. (a)	25,373,120
39,625	Axovant Gene Therapies Ltd. (a)	84,401
656,647	BeiGene Ltd. – ADR (a)	194,708,968
1,476,800	BeiGene Ltd. – HKD (a)	32,783,912
839,500	Biogen, Inc. (a)	211,612,765
2,024,090	BioMarin Pharmaceutical, Inc. (a)	150,653,019
1,718,422	BioNTech SE – ADR (a)	146,684,502
386,100	Boston Scientific Corp. (a)	13,231,647
7,047,900	Calithera Biosciences, Inc. (a) (b)	24,949,566
10,770,100	Cerus Corp. (a) (b)	56,543,025
17,000	Charles River Laboratories International, Inc. (a)	3,870,900
108,000	Edwards Lifesciences Corp. (a)	7,742,520
755,892	Elanco Animal Health, Inc. (a)	23,440,211
1,235,394	Eli Lilly & Co.	161,169,501
9,757,107	Epizyme, Inc. (a) (b)	120,597,842
845,700	Exact Sciences Corp. (a)	104,723,031
2,961,881	FibroGen, Inc. (a)	113,676,993
4,424,732	Fluidigm Corp. (a) (b)	25,397,962
322,200	Glaukos Corp. (a)	18,017,424
52,462	Guardant Health, Inc. (a)	5,595,597
67,471	Health Catalyst, Inc. (a)	2,326,400
13,000	Illumina, Inc. (a)	3,805,100
275,500	ImmunoGen, Inc. (a)	1,553,820
816,956	Insulet Corp. (a)	181,568,471
841,340	LivaNova PLC (a)	42,353,056
385,100	Mereo Biopharma Group PLC – ADR (a)	924,240
88,000	MyoKardia, Inc. (a)	19,670,640
11,240,330	Nektar Therapeutics (a) (b)	178,046,827
394,600	NuVasive, Inc. (a)	17,532,078
906,600	OraSure Technologies, Inc. (a)	13,544,604
19,500	Penumbra, Inc. (a)	5,090,085
141,500	Pulmonx Corp. (a)	5,951,490
227,000	QIAGEN N.V. – EUR (a)	10,778,554
3,461,580	Rhythm Pharmaceuticals, Inc. (a) (b)	73,281,649
182,600	Roche Holding AG – CHF	58,696,057

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2020 – continued

Shares		Value
Health Care (continued)
1,945,700	Seagen, Inc. (a)	$324,542,760
261,500	Shockwave Medical, Inc. (a)	17,865,680
393,640	Turning Point Therapeutics, Inc. (a)	36,289,672
2,855,100	Wave Life Sciences Ltd. (a) (b)	20,185,557
4,273,241	Xencor, Inc. (a) (b)	164,006,990
964,600	Zentalis Pharmaceuticals, Inc. (a)	38,188,514

		3,043,739,671

Industrials – 9.3%
2,878,600	AECOM (a)	129,076,424
612,000	Alaska Air Group, Inc.	23,188,680
1,300	Allegiant Travel Co.	175,188
6,023,400	American Airlines Group, Inc.	67,943,952
290,000	Axon Enterprise, Inc. (a)	28,681,000
100,100	Bloom Energy Corp. – Class A (a)	1,265,264
41,000	Controladora Vuela Compania de Aviacion, S.A.B. de C.V. – ADR (a)	323,080
340,000	Cornerstone Building Brands, Inc. (a)	2,607,800
394,300	Curtiss-Wright Corp.	33,263,148
3,389,600	Delta Air Lines, Inc.	103,857,344
1,509,078	Everarc Holdings Ltd. (a)	19,618,014
17,500	FedEx Corp.	4,540,725
320,300	Gibraltar Industries, Inc. (a)	18,401,235
369,900	Hawaiian Holdings, Inc.	5,123,115
1,208,600	Jacobs Engineering Group, Inc.	114,817,000
6,819,825	JetBlue Airways Corp. (a)	81,633,305
316,990	Lyft, Inc. – Class A (a)	7,236,882
133,500	Masonite International Corp. (a)	11,748,000
3,838,800	NN, Inc. (a) (b)	20,575,968
37,500	Old Dominion Freight Line, Inc.	7,138,875
15,800	Ryanair Holdings PLC – ADR (a)	1,273,480
2,016,700	Southwest Airlines Co.	79,720,151
326,300	Spirit Airlines, Inc. (a)	5,733,091
39,500	TransDigm Group, Inc.	18,857,695
105,000	Uber Technologies, Inc. (a)	3,508,050
2,729,390	United Airlines Holdings, Inc. (a)	92,417,145
279,200	WillScot Mobile Mini Holdings Corp. (a)	5,187,536

		887,912,147

Information Technology – 27.7%
169,700	2U, Inc. (a)	6,253,445

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2020 – continued

Shares		Value
Information Technology (continued)
273,800	Adobe, Inc. (a)	$122,415,980
232,200	Ambarella, Inc. (a)	12,694,374
119,300	Applied Materials, Inc.	7,066,139
2,687,200	Arlo Technologies, Inc. (a)	11,984,912
86,600	ASML Holding N.V. – ADR	31,280,786
31,700	Autodesk, Inc. (a)	7,466,618
2,364,100	Axcelis Technologies, Inc. (a) (b)	52,175,687
21,111,918	BlackBerry Ltd. (a)	94,792,512
236,700	Cerence, Inc. (a)	12,919,086
175,000	Corning, Inc.	5,594,750
1,474,200	Cree, Inc. (a)	93,759,120
161,399	CrowdStrike Holdings, Inc. – Class A (a)	19,987,652
64,350	CyberArk Software Ltd. (a)	6,380,302
100,000	Dell Technologies, Inc. – Class C (a)	6,026,000
1,277,100	Descartes Systems Group, Inc. (The) (a)	68,656,896
325,000	Digimarc Corp. (a)	10,299,250
75,400	FARO Technologies, Inc. (a)	4,542,096
11,116,700	Flex Ltd. (a)	157,301,305
1,062,700	FormFactor, Inc. (a)	30,127,545
1,285,860	Hewlett Packard Enterprise Co.	11,109,830
510,000	HP, Inc.	9,159,600
335,200	HubSpot, Inc. (a)	97,231,464
157,200	Intuit, Inc.	49,467,696
762,000	Jabil, Inc.	25,252,680
179,800	Keysight Technologies, Inc. (a)	18,855,626
126,188	Keywords Studios PLC – GBP (a)	3,459,176
527,000	KLA Corp.	103,913,860
143,600	MACOM Technology Solutions Holdings, Inc. (a)	5,241,400
580,800	Materialise NV – ADR (a)	19,729,776
2,683,900	MaxLinear, Inc. (a)	70,962,316
5,688,800	Micron Technology, Inc. (a)	286,374,192
49,100	MongoDB, Inc. (a)	11,217,877
400	nCino, Inc. (a)	28,208
2,088,967	NetApp, Inc.	91,684,762
1,141,003	nLIGHT, Inc. (a)	24,234,904
1,309,000	Nuance Communications, Inc. (a)	41,770,190
1,827,025	Nutanix, Inc. – Class A (a)	44,469,788
165,560	NVIDIA Corp.	83,005,162
2,700	Okta, Inc. – Class A (a)	566,541

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2020 – continued

Shares		Value
Information Technology (continued)
245,000	OSI Systems, Inc. (a)	$18,904,200
57,900	Palo Alto Networks, Inc. (a)	12,806,901
20,616	Perspecta, Inc.	369,645
1,536,900	Plantronics, Inc.	30,000,288
189,400	Pluralsight, Inc. – Class A (a)	2,973,580
1,551,600	PROS Holdings, Inc. (a)	43,708,572
985,023	QUALCOMM, Inc.	121,512,437
188,500	Rapid7, Inc. (a)	11,673,805
2,250	RingCentral, Inc. – Class A (a)	581,265
6,820,500	ServiceSource International, Inc. (a) (b)	9,480,495
1,662,500	Splunk, Inc. (a)	329,241,500
2,146,000	Stratasys Ltd. (a)	27,425,880
815,000	Trimble, Inc. (a)	39,225,950
151,600	Unity Software, Inc. (a)	14,383,808
949,731	Universal Display Corp.	188,341,155
225,000	VMware, Inc. – Class A (a)	28,964,250
356,830	Western Digital Corp.	13,463,196
600	Zoom Video Communications, Inc. – Class A (a)	276,546

		2,652,792,976

Materials – 0.1%
112,800	Albemarle Corp.	10,514,088
21,000	Ingevity Corp. (a)	1,152,480
1,821,200	Marrone Bio Innovations, Inc. (a)	2,003,320

		13,669,888

Real Estate – 0.0%
155,089	EPR Properties	3,697,322

TOTAL COMMON STOCKS (Cost $5,107,139,710)		$9,262,448,656

PREFERRED STOCKS – 0.2%
Financials – 0.2%
779,276	Fannie Mae Fixed-to-Floating Rate Non-Cumulative Preferred Stock Series S, Perpetual Maturity 7.750% (a)	6,390,063
1,512,400	Freddie Mac Fixed-to-Floating Rate Non-Cumulative Preferred Stock Series Z, Perpetual Maturity 7.875% (a)	12,250,440

		18,640,503

TOTAL PREFERRED STOCKS (Cost $12,785,459)		18,640,503

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2020 – continued

Shares		Value
WARRANTS – 0.0%
Industrials – 0.0%
364,100	Everarc Holdings Ltd. (Expiration Date 12/1/22) (a) (c)	$109,230

TOTAL WARRANTS (Cost $3,641)		109,230

RIGHTS – 0.0%
Health Care – 0.0%
2,980,900	Ligand Pharmaceuticals, Inc. – CVR (Issue Date 10/1/20) (a) (c) (d)	2,235,675
3,786,300	Mereo BioPharma Group PLC – CVR (Issue Date 4/5/19) (a) (c) (d)	0
3,786,300	Mereo BioPharma Group PLC – CVR (Issue Date 4/23/19) (a) (c) (d)	0

		2,235,675

TOTAL RIGHTS (Cost $0)		2,235,675

SHORT-TERM INVESTMENTS – 3.2%
303,029,792	Dreyfus Treasury Securities Cash Management Fund – Institutional Shares – 0.01% (e)	$303,029,792

TOTAL SHORT-TERM INVESTMENTS (Cost $303,029,792)		303,029,792

TOTAL INVESTMENTS IN SECURITIES (Cost $5,422,958,602) – 100.2%		9,586,463,856
Liabilities in Excess of Other Assets – (0.2)%		(15,075,566)

TOTAL NET ASSETS – 100.0%		$9,571,388,290

ADR	American Depository Receipt
CAD	Canadian Dollars
CHF	Swiss Francs
CVR	Contingent Value Rights
EUR	Euros
GBP	British Pound Sterling
HKD	Hong Kong Dollars
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company. (Note 7)
(c)	Illiquid security
(d)	Fair-valued security (Note 4)
(e)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities PRIMECAP Odyssey Funds October 31, 2020

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
ASSETS
Investments, at cost (unaffiliated)	$4,159,724,969	$4,876,324,266	$4,587,392,070

Investments, at cost (affiliated)	—	169,862,958	835,566,532

Investments, at value (unaffiliated)	6,262,476,227	8,431,574,796	8,742,172,478
Investments, at value (affiliated)	—	184,911,063	844,291,378
Receivable for investments sold	30,488,849	5,416,860	164,492
Receivable for foreign currency	—	17,439,450	—
Receivable for dividends and interest	13,500,199	12,743,899	3,755,835
Receivable for fund shares sold	3,277,198	4,512,336	6,910,364
Prepaid expenses and other assets	63,578	81,638	76,225

Total assets	6,309,806,051	8,656,680,042	9,597,370,772

LIABILITIES
Payable for investments purchased	6,950,475	425,502	5,168,225
Payable for fund shares repurchased	47,855,476	18,378,939	6,045,581
Payable for foreign currency	—	17,441,501	—
Payable to the advisor (Note 6)	9,349,487	12,715,956	13,579,951
Payable to custodian	35,463	45,611	35,095
Other accrued expenses and liabilities	990,808	1,256,044	1,153,630

Total liabilities	65,181,709	50,263,553	25,982,482

NET ASSETS	$6,244,624,342	$8,606,416,489	$9,571,388,290

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	195,799,339	213,490,110	199,125,574

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$31.89	$40.31	$48.07

COMPONENTS OF NET ASSETS
Paid-in capital	$3,649,082,973	$3,998,102,978	$4,629,481,773
Total distributable earnings	2,595,541,369	4,608,313,511	4,941,906,517

Net assets	$6,244,624,342	$8,606,416,489	$9,571,388,290

The accompanying notes are an integral part of these financial statements.

Statements of Operations PRIMECAP Odyssey Funds For the Year Ended October 31, 2020

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
INVESTMENT INCOME
Dividends (unaffiliated)(1)	$154,662,608	$110,085,368	$37,600,336
Interest income	2,727,771	983,781	2,214,223

Total investment income	157,390,379	111,069,149	39,814,559

Expenses
Advisory fees	44,843,878	57,278,769	52,742,966
Shareholder servicing	6,192,795	7,800,891	6,741,743
Trustee fees	216,044	215,842	215,842
Custody	159,143	189,449	140,987
Other	1,731,673	1,856,635	1,531,885

Total expenses	53,143,533	67,341,586	61,373,423

Net investment income (loss)	104,246,846	43,727,563	(21,558,864)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments (unaffiliated)	567,973,248	1,331,349,908	1,044,617,822
Investments (affiliated)	—	(38,435,147)	(154,090,798)
Foreign currency transactions	(41,619)	(45,190)	(28,598)
Change in unrealized appreciation/depreciation on:
Investments (unaffiliated)	(1,033,745,757)	(914,019,926)	454,399,218
Investments (affiliated)	—	74,179,941	68,237,223
Foreign currency translations	311,933	348,674	201,517

Net realized and unrealized gain (loss) on investments and foreign currency	(465,502,195)	453,378,260	1,413,336,384

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(361,255,349)	$497,105,823	$1,391,777,520

(1)	Net of foreign taxes withheld of $3,035,244, $2,578,012, and $558,074, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Stock Fund

	Year Ended October 31, 2020	Year Ended October 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$104,246,846	$139,312,461
Net realized gain (loss) on:
Investments	567,973,248	550,161,628
Foreign currency transactions	(41,619)	(141,292)
Change in unrealized appreciation/depreciation on:
Investments	(1,033,745,757)	387,588,658
Foreign currency translations	311,933	121,344

Net increase (decrease) in net assets resulting from operations	(361,255,349)	1,077,042,799

NET DISTRIBUTIONS TO SHAREHOLDERS	(616,939,900)	(279,726,568)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,093,749,719	2,288,869,865
Proceeds from reinvestment of distributions	530,011,881	228,973,462
Cost of shares repurchased	(4,675,289,455)	(3,197,882,950)

Net decrease from capital share transactions	(3,051,527,855)	(680,039,623)

Total increase (decrease) in net assets	(4,029,723,104)	117,276,608

NET ASSETS
Beginning of year	10,274,347,446	10,157,070,838

End of year	$6,244,624,342	$10,274,347,446

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	299,274,034	319,462,317

Shares sold	35,877,952	71,470,237
Shares issued on reinvestment of distributions	15,443,237	7,846,932
Shares repurchased	(154,795,884)	(99,505,452)

Decrease in capital shares	(103,474,695)	(20,188,283)

Shares outstanding, end of year	195,799,339	299,274,034

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Growth Fund

	Year Ended October 31, 2020	Year Ended October 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$43,727,563	$68,101,656
Net realized gain (loss) on:
Investments	1,292,914,761	635,510,958
Foreign currency transactions	(45,190)	(194,335)
Change in unrealized appreciation/depreciation on:
Investments	(839,839,985)	(3,664,043)
Foreign currency translations	348,674	199,299

Net increase in net assets resulting from operations	497,105,823	699,953,535

NET DISTRIBUTIONS TO SHAREHOLDERS	(634,259,506)	(286,506,874)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,113,502,358	2,455,955,463
Proceeds from reinvestment of distributions	608,222,848	274,658,653
Cost of shares repurchased	(5,343,755,265)	(3,923,397,524)

Net decrease from capital share transactions	(3,622,030,059)	(1,192,783,408)

Total decrease in net assets	(3,759,183,742)	(779,336,747)

NET ASSETS
Beginning of year	12,365,600,231	13,144,936,978

End of year	$8,606,416,489	$12,365,600,231

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	311,638,641	342,085,105

Shares sold	30,134,729	64,552,659
Shares issued on reinvestment of distributions	14,962,431	7,816,125
Shares repurchased	(143,245,691)	(102,815,248)

Decrease in capital shares	(98,148,531)	(30,446,464)

Shares outstanding, end of year	213,490,110	311,638,641

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Aggressive Growth Fund

	Year Ended October 31, 2020	Year Ended October 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(21,558,864)	$919,829
Net realized gain (loss) on:
Investments	890,527,024	593,945,392
Foreign currency transactions	(28,598)	(128,102)
Change in unrealized appreciation/depreciation on:
Investments	522,636,441	(140,672,064)
Foreign currency translations	201,517	168,102

Net increase in net assets resulting from operations	1,391,777,520	454,233,157

NET DISTRIBUTIONS TO SHAREHOLDERS	(535,992,914)	(683,057,590)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,172,084,399	1,331,245,698
Proceeds from reinvestment of distributions	506,900,448	647,702,692
Cost of shares repurchased	(2,814,746,914)	(2,144,086,023)

Net decrease from capital share transactions	(1,135,762,067)	(165,137,633)

Total decrease in net assets	(279,977,461)	(393,962,066)

NET ASSETS
Beginning of year	9,851,365,751	10,245,327,817

End of year	$9,571,388,290	$9,851,365,751

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	226,657,092	229,145,250

Shares sold	27,940,570	31,073,538
Shares issued on reinvestment of distributions	11,334,983	16,689,067
Shares repurchased	(66,807,071)	(50,250,763)

Decrease in capital shares	(27,531,518)	(2,488,158)

Shares outstanding, end of year	199,125,574	226,657,092

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Stock Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2020	Year Ended Oct. 31, 2019	Year Ended Oct. 31, 2018	Year Ended Oct. 31, 2017	Year Ended Oct. 31, 2016

Net asset value, beginning of year	$34.33	$31.79	$31.02	$24.84	$24.45

Income (loss) from investment operations:
Net investment income	0.40 (1)	0.46	0.33	0.33	0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.76)	2.95	1.13	6.61	0.55

Total from investment operations	(0.36)	3.41	1.46	6.94	0.84

Less:
Dividends from net investment income	(0.47)	(0.34)	(0.30)	(0.31)	(0.24)
Distributions from net realized gain	(1.61)	(0.53)	(0.39)	(0.45)	(0.21)

Total distributions	(2.08)	(0.87)	(0.69)	(0.76)	(0.45)

Net asset value, end of year	$31.89	$34.33	$31.79	$31.02	$24.84

Total return	(1.48%)	11.22%	4.70%	28.51%	3.52%

Ratios/supplemental data:
Net assets, end of year (millions)	$6,244.6	$10,274.3	$10,157.1	$8,698.6	$5,654.3

Ratio of expenses to average net assets	0.65%	0.65%	0.64%	0.65%	0.67%

Ratio of net investment income to average net assets	1.28%	1.38%	1.04%	1.18%	1.22%

Portfolio turnover rate	8%	6%	5%	6%	8%

(1)	Calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2020	Year Ended Oct. 31, 2019	Year Ended Oct. 31, 2018	Year Ended Oct. 31, 2017	Year Ended Oct. 31, 2016

Net asset value, beginning of year	$39.68	$38.43	$35.64	$27.90	$27.09

Income from investment operations:
Net investment income	0.16 (1)	0.22	0.10	0.12	0.12
Net realized and unrealized gain on investments and foreign currency	2.57	1.88	3.26	8.62	1.04

Total from investment operations	2.73	2.10	3.36	8.74	1.16

Less:
Dividends from net investment income	(0.20)	(0.12)	(0.11)	(0.14)	(0.10)
Distributions from net realized gain	(1.90)	(0.73)	(0.46)	(0.86)	(0.25)

Total distributions	(2.10)	(0.85)	(0.57)	(1.00)	(0.35)

Net asset value, end of year	$40.31	$39.68	$38.43	$35.64	$27.90

Total return	6.83%	5.75%	9.48%	32.12%	4.31%

Ratios/supplemental data:
Net assets, end of year (millions)	$8,606.4	$12,365.6	$13,144.9	$9,701.5	$6,604.5

Ratio of expenses to average net assets	0.65%	0.64%	0.64%	0.66%	0.65%

Ratio of net investment income to average net assets	0.42%	0.53%	0.26%	0.39%	0.47%

Portfolio turnover rate	9%	6%	4%	5%	9%

(1)	Calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Aggressive Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2020		Year Ended Oct. 31, 2019	Year Ended Oct. 31, 2018	Year Ended Oct. 31, 2017	Year Ended Oct. 31, 2016

Net asset value, beginning of year	$43.46		$44.71	$41.41	$33.78	$33.27

Income (loss) from investment operations:
Net investment income (loss)	(0.10	)(1)	0.03	0.00 (2)	(0.03)	(0.05)
Net realized and unrealized gain on investments and foreign currency	7.10		1.72	3.68	10.44	2.59

Total from investment operations	7.00		1.75	3.68	10.41	2.54

Less:
Dividends from net investment income	—		(0.03)	—	—	(0.00	)(2)
Distributions from net realized gain	(2.39)		(2.97)	(0.38)	(2.78)	(2.03)

Total distributions	(2.39)		(3.00)	(0.38)	(2.78)	(2.03)

Net asset value, end of year	$48.07		$43.46	$44.71	$41.41	$33.78

Total return	16.52%		4.71%	8.90%	32.59%	7.90%

Ratios/supplemental data:
Net assets, end of year (millions)	$9,571.4		$9,851.4	$10,245.3	$8,879.5	$6,721.4

Ratio of expenses to average net assets	0.64%		0.63%	0.63%	0.64%	0.63%

Ratio of net investment income (loss) to average net assets	(0.23%)		0.01%	(0.19%)	(0.07%)	(0.16%)

Portfolio turnover rate	17%		7%	12%	9%	15%

(1)	Calculated using the average shares method.
(2)	Less than one cent per share

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements PRIMECAP Odyssey Funds For the Year Ended October 31, 2020

(1)  Organization

PRIMECAP Odyssey Funds (the “Trust”) was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the “Investment Advisor”) serves as investment advisor to the Funds. Each Fund commenced operations on November 1, 2004.

Each Fund’s investment objective is to achieve long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares of each Fund have equal rights with respect to voting. The PRIMECAP Odyssey Aggressive Growth Fund is closed to most new investors.

(2)  Significant Accounting Policies

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Auditing Standards Codification Topic 946.

A.	Security Valuation

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Non-U.S. traded stocks are valued at the last sale price or official closing price in the primary local market where the stock is traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and ask price. Because trading on most non-U.S. exchanges is normally completed before the close of the New York Stock Exchange, the value of securities traded on foreign exchanges can change by the time a Fund calculates its net asset value per share (“NAV”). To address these changes, the Funds may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movement in securities indices, specific security prices, and exchange rates in foreign markets.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust’s Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2020 – continued

subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

B.	Share Valuation

The NAV of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of outstanding shares of the Fund. The result is rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

C.	Foreign Currency

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates as of 4 p.m. Eastern time on the valuation date. Purchases and sales of investments and dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. Realized foreign exchange gains or losses may arise from 1) sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on securities transactions; and 3) the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. Foreign securities and currency transactions may involve risks not associated with U.S. securities and currency.

D.	Federal Income Taxes

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). Each Fund intends to distribute substantially all of its taxable income and any accumulated net realized capital gains. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be reclaimed. The Funds will accrue such taxes and reclaims as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Fund has adopted accounting standards regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2020, the

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2020 – continued

Funds did not incur any interest or penalties. As of October 31, 2020, open tax years include the tax years ended October 31, 2017 through October 31, 2020. No Fund is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits or loss will significantly change in the next 12 months.

E.	Allocation of Expenses

Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds by an appropriate method based on the nature of the expense.

F.	Security Transactions, Investment Income, and Distributions

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates, and such differences could be material.

H.	Indemnification Obligations

Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be minimal.

(3)  Investment Transactions

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2020 were as follows:

Fund	Purchases	Sales
Stock Fund	$584,683,948	$3,633,392,995
Growth Fund	$956,684,401	$5,045,550,403
Aggressive Growth Fund	$1,527,562,305	$2,957,724,180

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2020 – continued

(4)  Valuation Measurements

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the significant assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability.

Various inputs are used in determining the value of each Fund’s investments, and the lowest level for any significant input determines leveling. These inputs are summarized in the three broad levels below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities to which the Trust has access at the date of measurement.

Level 2 –

Other significant observable inputs (including quoted prices for similar or related securities in both active and inactive markets, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs to the extent observable inputs are unavailable (including the Funds’ own assumptions in determining fair value of investments based on the best available information).

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2020 – continued

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of October 31, 2020. These assets are measured on a recurring basis.

Fund	Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Stock Fund	Common Stocks(1)	$6,092,757,945	$—	$—	$6,092,757,945
	Short-Term Investments	169,718,282	—	—	169,718,282

	Total Investments in Securities	$6,262,476,227	$—	$—	$6,262,476,227

Growth Fund	Common Stocks(1)	$8,480,051,894	$—	$—	$8,480,051,894
	Short-Term Investments	136,433,965	—	—	136,433,965

	Total Investments in Securities	$8,616,485,859	$—	$—	$8,616,485,859

Aggressive Growth Fund	Common Stocks(1)	$9,262,448,656	$—	$—	$9,262,448,656
	Preferred Stocks(2)	18,640,503	—	—	18,640,503
	Warrants(3)	109,230	—	—	109,230
	Rights(4)	—	—	2,235,675	2,235,675
	Short-Term Investments	303,029,792	—	—	303,029,792

	Total Investments in Securities	$9,584,228,181	$—	$2,235,675	$9,586,463,856

(1)	Refer to each Fund’s respective Schedule of Investments for the breakdown of major categories.
(2)	Financials
(3)	Industrials
(4)	Health Care

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2020 – continued

(5)  Distribution to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

As of October 31, 2020, the components of capital on a tax basis were as follows:

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Cost of investments for tax purposes(1)	$4,181,532,455	$5,096,231,640	$5,449,073,886

Gross tax unrealized appreciation	2,586,087,898	4,273,420,169	5,034,916,970
Gross tax unrealized depreciation	(504,907,948)	(752,849,123)	(897,323,152)

Net tax unrealized appreciation	2,081,179,950	3,520,571,046	4,137,593,818

Undistributed ordinary income	83,623,104	35,744,473	—
Undistributed long-term capital gain	430,738,315	1,051,997,992	821,106,492

Total distributable earnings	514,361,419	1,087,742,465	821,106,492

Other accumulated gain (loss)	—	—	(16,793,793)

Total accumulated gain	$2,595,541,369	$4,608,313,511	$4,941,906,517

(1)	At October 31, 2020 the differences in the basis for federal income tax purposes and financial reporting purposes are due to the tax deferral of losses on wash sales.

U.S. GAAP requires that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or NAV. For the fiscal year ended October 31, 2020, the following reclassifications were made:

	Undistributed Net Investment Gain (Loss)	Accumulated Net Realized Loss	Paid In Capital
Stock Fund	$(41,619)	$(153,848,261)	$153,889,880
Growth Fund	$(48,149)	$(266,626,471)	$266,674,620
Aggressive Growth Fund	$1,946,336	$(79,273,001)	$77,326,665

The Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net realized capital gains. The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund reclassified $153,889,880, $266,674,620, and $77,326,665, respectively, from Accumulated Net Realized Gain to Paid In Capital. Other permanent book-to-tax differences that required reclassification among the Funds’ capital accounts related to foreign currency adjustments and net operating losses. The PRIMECAP Odyssey Aggressive Growth Fund deferred, on a tax basis, late-year ordinary losses of $16,793,793.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2020 – continued

Tax components of dividends paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	October 31, 2020		October 31, 2019
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Stock Fund	$138,779,906	$478,159,994	$122,583,434	$157,143,134
Growth Fund	$79,908,740	$554,350,766	$53,586,031	$232,920,843
Aggressive Growth Fund	$25,463,714	$510,529,200	$10,794,465	$672,263,125

The Funds designated as long-term capital gain dividends, pursuant to IRC Section 852 (b) (3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2020.

(6)  Investment Advisory and Other Agreements

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. For its services to the Funds, the Investment Advisor receives a fee paid quarterly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. For the year ended October 31, 2020, each Fund paid the Investment Advisor at an effective annual rate of 0.55% of its respective average net assets.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, serves as the administrator, fund accountant and transfer agent to the Funds. U.S. Bank, N.A. serves as the Funds’ custodian. ALPS Distributors, Inc. serves as the Funds’ distributor.

(7)  Other Affiliates

Certain of the Funds’ investments are in companies that are considered to be affiliated companies of a Fund because the Fund owns 5% or more of the outstanding voting securities of the company. With respect to each such investment, refer to each Fund’s respective Schedule of Investments for the information on the sector, the number of shares held, and the percentages of net assets held in each sector. Transactions during the period in securities of these companies were as follows:

PRIMECAP Odyssey Growth Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2019	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2020
iRobot Corp.	$124,095,726	$7,385,807	$48,131,681	$—	$(14,632,932)	$80,333,476	$149,050,396
Stratasys Ltd.	97,131,892	—	31,315,475	—	(23,802,215)	(6,153,535)	35,860,667

Total	$221,227,618	$7,385,807	$79,447,156	$—	$(38,435,147)	$74,179,941	$184,911,063

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2020 – continued

PRIMECAP Odyssey Aggressive Growth Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2019	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2020
Axcelis Technologies, Inc.	$48,145,455	$—	$3,341,476	$—	$1,922,967	$5,448,741	$52,175,687
Calithera Biosciences, Inc.(1)	N/A	32,621,036	—	—	—	(7,671,470)	24,949,566
Cerus Corp	49,155,000	—	2,917,070	—	(24,247)	10,329,342	56,543,025
comScore, Inc.	12,871,459	—	6,502,988	—	(46,638,225)	47,784,005	7,514,251
Epizyme, Inc.	83,472,983	43,105,323	2,804,049	—	(811,001)	(2,365,414)	120,597,842
FARO Technologies, Inc.(2)	44,082,019	—	46,478,643	—	20,846,859	(13,908,139)	N/A
Fluidigm Corp.	22,885,537	—	846,571	—	(6,007,167)	9,366,163	25,397,962
Nektar Therapeutics	189,015,064	15,550,793	10,244,734	—	(1,225,086)	(15,049,210)	178,046,827
NMI Holdings, Inc. – Class A(1)	N/A	28,339,370	2,674,357	—	(94,967)	(708,370)	91,535,559
NN, Inc.	30,107,400	44,881	1,240,104	—	(7,467,714)	(868,495)	20,575,968
Pfenex, Inc.(2)(3)	28,570,936	40,805	37,103,835	—	(1,919,239)	10,411,333	N/A
PROS Holdings, Inc.(2)	158,439,204	—	66,894,431	—	11,008,181	(58,844,382)	N/A
Rhythm Pharmaceuticals, Inc.(1)	N/A	39,342,947	—	—	—	2,762,210	73,281,649
ServiceSource International, Inc.	11,016,250	—	2,748,271	—	(14,135,507)	15,348,023	9,480,495
Spectrum Pharmaceuticals, Inc.(2)	74,932,888	—	43,621,300	—	(107,508,106)	76,196,518	N/A
Wave Life Sciences Ltd.(1)	N/A	26,264,843	2,720,407		(5,339,708)	(22,644,702)	20,185,557
Xencor, Inc.	167,429,966	461,289	19,837,497	—	3,302,162	12,651,070	164,006,990

Total	$920,124,161	$185,771,287	$249,975,733	$—	$(154,090,798)	$68,237,223	$844,291,378

(1)	As of October 31, 2019, the company was not an affiliate.
(2)	No longer an affiliate as of October 31, 2020.
(3)	Included in “Proceeds from Securities Sold” are proceeds received when Pfenex, Inc. was acquired.

(8)  Other Matters

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2020 – continued

from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which each Fund invests depends on future developments, including the duration and spread of the outbreak, and such developments may negatively impact the value of each Fund’s investments and lead to losses. The ultimate impact of COVID-19 on the financial performance of each Fund’s investments is not reasonably estimable at this time.

(9)  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PRIMECAP Odyssey Funds and Shareholders of

PRIMECAP Odyssey Stock Fund,

PRIMECAP Odyssey Growth Fund, and

PRIMECAP Odyssey Aggressive Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (constituting PRIMECAP Odyssey Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

December 11, 2020

We have served as the auditor of one or more investment companies in PRIMECAP Odyssey Funds Investment Company Complex since 2004.

Expense Example PRIMECAP Odyssey Funds (Unaudited)

As a shareholder of one or more of the Funds, you incur ongoing costs including management fees and other Fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested for a six-month period beginning May 1, 2020 through October 31, 2020.

Actual Expenses

The information in the table adjacent to the heading “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table adjacent to the heading “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

Expense Example

PRIMECAP Odyssey Funds

(Unaudited) – continued

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period(1) (5/1/20 to 10/31/20)	Expense Ratio During Period(1) (5/1/20 to 10/31/20)
PRIMECAP Odyssey Stock Fund
Actual Performance	$1,000.00	$1,134.50	$3.43	0.64%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.92	$3.25	0.64%
PRIMECAP Odyssey Growth Fund
Actual Performance	$1,000.00	$1,153.00	$3.52	0.65%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.87	$3.30	0.65%
PRIMECAP Odyssey Aggressive Growth Fund
Actual Performance	$1,000.00	$1,223.80	$3.58	0.64%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.92	$3.25	0.64%

(1)

Expenses are equal to a Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366) to reflect the one-half year period.

Additional Information PRIMECAP Odyssey Funds (Unaudited)

Additional Tax Information

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odys-sey Aggressive Growth Fund designate 100%, 100%, and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2020 as qualified dividend income.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odys-sey Aggressive Growth Fund designate 100%, 100%, and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2020 as dividends qualifying for the dividends received deduction available for corporate shareholders.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odys-sey Aggressive Growth Fund designate 0%, 23.14%, and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2020 as short-term capital gain under Internal Revenue Code 871(k)(2)(C).

Proxy Voting Procedures

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling toll-free 1-800-729-2307. This information is also available through the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. This information is available, without charge, by calling toll-free 1-800-729-2307. The Funds’ Part F of Form N-PORT is also available on the SEC’s website at www.sec.gov. The Funds’ Part F of Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Approval of the Renewal of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of PRIMECAP Odyssey Funds (the “Trust”) is comprised of seven Trustees, five of whom are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”). In October 2020, the Board of Trustees, including the Independent Trustees, approved a one-year renewal of the Trust’s investment advisory agreement with PRIMECAP Management Company (the “Advisor”) with respect to the series of the Trust (the “Funds”).

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

General Information

As part of the annual contract review process, the Independent Trustees, through counsel to the Trust and the Independent Trustees, requested and received extensive materials, including information related to the nature, extent, and quality of the services provided to the Funds by the Advisor; the short- and long-term performance of each Fund relative to the performance of market indices and other funds in its Morningstar institutional category as selected by Broadridge Financial Solutions (“Broadridge”); the advisory fees paid to the Advisor and the total expense ratio of each Fund compared to the advisory fees and the total expense ratios of other funds in the Fund’s Morningstar retail category; financial information for the Advisor and information related to the profitability to the Advisor of the investment advisory agreement with the Trust; the extent to which the Advisor expects to achieve economies of scale in connection with the services it provides to each Fund; any ancillary or “fall out” benefits that the Advisor may derive from its relationship with the Funds; and the personnel of the Advisor providing services to the Funds. The Independent Trustees also requested and received information regarding the Advisor’s risk controls, risk evaluation processes, compliance program (including brokerage and trading processes), information technology infrastructure (including cyber security), business continuity plans, and other matters.

The Trust engaged Broadridge to prepare an independent expense and performance analysis for each Fund. Broadridge used Morningstar data to compare the expenses and performance of each Fund to similar funds managed by other advisors identified by Broadridge. The Board reviewed the Broadridge materials, which included comparisons of the performance and risk profile of each Fund to those of relevant market indices and of other funds in the relevant Morningstar institutional and retail categories and in a smaller group of funds selected by Broadridge (each a “peer group”). The Broadridge materials also included for each Fund comparisons of advisory fees and total expenses to those of other funds in the relevant Morningstar category and peer group.

With respect to investment performance, the Trustees noted that the Advisor had made quarterly presentations to the Board regarding the Funds’ portfolio construction, investment strategies, and results. The Trustees also noted that in addition to meeting with the Funds’ portfolio managers on a quarterly basis, they also received presentations from different investment analysts throughout the year on specific investment sectors and each Fund’s investments in those sectors. In considering the renewal of the agreement, the Board also took into account other information it had received at past Board and committee meetings with respect to various matters.

The Independent Trustees reviewed information from counsel to the Trust and the Independent Trustees regarding their responsibilities in considering whether to renew the investment advisory agreement for an additional one-year period. In connection with their deliberations, the Board considered such information and factors that they believed to be relevant. The Board considered renewal of the investment advisory agreement separately for each Fund, although the Board took into account the common interests of all the Funds in its review. In considering these matters, the Board discussed the renewal of the investment advisory agreement with management, and the Trustees who are not employees of the Advisor met in a private session with counsel to the Trust and the Independent Trustees at which no employees of the Advisor were present.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

In deciding to approve the renewal of the investment advisory agreement, the Board and the Independent Trustees did not identify a single factor that was controlling. The Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval. The following summary describes the key factors considered by the Independent Trustees and their conclusions that formed the basis for approving the renewal of the investment advisory agreement in light of the legal advice furnished by counsel and their own business judgment. This summary is not inclusive of all of the factors considered, and each Board member did not necessarily attribute the same weight to each factor.

Nature, Extent, and Quality of Services

The Board considered the services provided by the Advisor to the Funds under the investment advisory agreement, including the background, education, and experience of the Advisor’s key portfolio management, compliance, and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract, and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Advisor’s senior management, the time that senior management commits to the Funds, and the Advisor’s demonstrated commitment to the Funds; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; its oversight of the Funds’ internal control environment with regard to compliance with applicable laws and regulations; and the significant investment by each portfolio manager in the Funds that he manages, which helps align his interests with those of Fund shareholders. The Board and the Independent Trustees concluded that the nature, extent, and quality of services provided under the investment advisory agreement were of a high level and satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with the performance of its benchmark(s) (net of fees) and other funds in the Fund’s Morningstar retail category and peer group (gross of fees) for the one-, three-, five- and ten-year periods ended July 31, 2020. The Board made the following observations in reviewing the Funds’ performance:

•

The annualized total return of the PRIMECAP Odyssey Stock Fund outperformed the S&P 500 Index for the period from the Fund’s inception through July 31, 2020, although it underperformed the S&P 500 Index during the one-, three-, five-, and ten-year periods ended July 31, 2020, by 13.87%, 6.15%, 3.35% and 1.75%, respectively. The Fund’s annualized total return was below the median of funds in the Morningstar Large Relative Value category for the one-, three-, five-, and ten-year periods ended July 31, 2020, by 10.13%, 3.33%, 1.13% and 0.28%, respectively. The Fund’s annualized total returns were below the median returns of the peer group for the one-, three-, five- and ten-year periods by 8.43%, 2.32%, 0.28%, and 0.2%, respectively.

•	The annualized total returns of the PRIMECAP Odyssey Growth Fund were the same as or above the returns of the S&P 500 Index for the ten-year and since inception periods

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

ended July 31, 2020, but trailed the S&P 500 Index for the one-, three- and five-year periods by 7.27%, 2.3% and 1.13%, respectively. The Fund’s annualized total returns underperformed its secondary benchmark, the Russell 1000 Growth Index, for the one-, three-, five-, and ten-year and since inception periods by 25.15%, 11.2%, 6.48%, 3.45% and 0.93%, respectively. For the one-, three-, five- and ten-year periods, the Fund’s annualized total returns were below the Morningstar category’s median return by 20.56%, 8.88%, 4.43% and 2.12%, respectively. The Fund’s annualized total returns were below the median returns of the peer group for the one-, three-, five- and ten-year periods by 19.25%, 10.3%, 4.56%, and 2.09%, respectively.

•

The annualized total returns of the PRIMECAP Odyssey Aggressive Growth Fund were above the returns of the Fund’s primary benchmark, the S&P 500 Index, and its secondary benchmark, the Russell Mid Cap Growth Index, for the ten-year and since inception periods ended July 31, 2020. The Fund’s annualized total return was above the return of the S&P 500 Index for the five-year period but below the return of the Index for the one- and three-year periods by 4.56% and 0.84%, respectively. The Fund’s annualized total returns for the one-, three- and five-year periods were below the returns of the Russell Mid Cap Growth Index by 10.69%, 5.92% and 1.29%, respectively. The Fund’s performance was above the median of funds in the Morningstar All Cap Growth category for the five- and ten-year periods. For the one- and three-year periods, the Fund returned 7.54% and 4.03% less than the category median, respectively. The Fund’s annualized total returns exceeded the peer group medians for the five- and ten-year periods, but were lower than the peer group medians for the one- and three-year periods by 10.53% and 5.07%, respectively.

In assessing the performance of the Funds, the Board and the Independent Trustees considered the Advisor’s explanation that the Funds’ underperformance relative to their respective indices and peer groups and Morningstar categories over various periods were principally due to the impact of the COVID-19 pandemic on the Funds’ holdings in the airline and cruise line industries, and the Funds’ underweight positions in the high-performing “Big 5” technology stocks (i.e., Microsoft, Apple, Amazon, Google (Alphabet) and Facebook) relative to the S&P 500 Index. The Board and Independent Trustees noted, however, that both issues were related to the COVID-19 pandemic, and considered the Adviser’s long-term investment horizon and that the Adviser expected the market to eventually correct after the end of the pandemic.

Based on the information provided to them and in consideration of the specific investment objectives and risk profiles of each Fund, the Board and the Independent Trustees concluded that the performance of each Fund was satisfactory.

Advisory Fees and Fund Expenses

The Board reviewed the advisory fees and expenses paid by each Fund compared to those of other funds in the same Morningstar retail category (for the Stock Fund – Large Blend funds; for the Growth Fund – Large Growth funds; and for the Aggressive Growth Fund – Mid-Cap Growth funds), and of other funds in the Fund’s expense peer group, which was selected by Broadridge

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

and was comprised of funds comparable to the Fund with fee structures and characteristics similar to those of the Funds (e.g., no distribution or shareholder servicing fees, and excluding load funds, index and enhanced index funds, funds of funds, and multi-manager funds).

The Independent Trustees observed that the advisory fee of the Stock Fund was equal to the median of the Broadridge selected peer group and below the median of funds in the Morningstar Large Cap Blend retail category. The advisory fee of the Growth Fund was below the median fees of the funds in the relevant Morningstar retail category and the Fund’s peer group. The advisory fee of the Aggressive Growth Fund in the lowest quartile of the funds in the relevant Morningstar retail category and the Fund’s peer group. The total expense ratios of the Stock Fund and the Growth Fund were below the medians of the respective peer group and Morningstar retail category. The total expense ratio for the Aggressive Growth Fund was in the lowest quartile relative to its peer group and Morningstar retail category.

The Board also reviewed the fees charged by the Advisor to other clients, including other mutual funds for which it provides sub-advisory services. The Board considered that although those fees were lower than those charged by the Advisor to the Funds, the differences appropriately reflected the investment, operational, and regulatory differences between advising other clients and the Funds, noting that mutual funds are subject to certain requirements under the 1940 Act that do not apply to the Advisor’s separate account clients. The Board and the Independent Trustees determined that the advisory fees and expenses charged to the Funds were reasonable in consideration of the services provided.

Costs and Profits of the Advisor

The Board reviewed information regarding the Advisor’s financial position and concluded that the Advisor would be able to continue to provide advisory services to the Funds. The Board also reviewed information relating to the Advisor’s profitability. The Board recognized the competitiveness of the registered fund industry and the importance of an investment advisor’s long-term profitability, including for maintaining management stability and accountability. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Advisor from its relationship with each Fund was reasonable. The Board noted that the Advisor had closed the Aggressive Growth Fund in January 2014 to most new investors, limiting the growth of the Fund and consequently future profits to the Advisor as it relates to the Aggressive Growth Fund. In considering the Advisor’s profitability, the Independent Trustees recognized the importance of the profitability of the Advisor, not only in maintaining its own financial condition, but also in maintaining an environment in which it is able to attract and retain talented investment professionals.

Economies of Scale and Other Benefits to the Investment Advisor

The Board and the Independent Trustees noted that the Investment Advisory Agreement provides for a fee breakpoint at $100 million in assets for each Fund. The Board considered that the Advisor had significant assets under management at the time the Funds commenced operations and

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

that the Funds were offered advisory fee rates at inception that reflected scale within the Advisor’s business. The Board also acknowledged various diseconomies of scale experienced by the Advisor as the Funds have grown, including the hiring of additional personnel and the provision of additional services to the Funds including improved technology. The Board and the Independent Trustees concluded that the Advisor had shared any economies of scale it had realized from the Funds with the Funds and their shareholders through advisory fee breakpoints, the hiring of additional personnel, and the provision of additional services to the Funds.

The Board also considered the benefits received by the Advisor as a result of its relationship with the Funds other than investment advisory fees, including any research received by broker-dealers providing execution services to the Funds, the intangible benefits of the Advisor’s association with the Funds generally, and any favorable publicity arising in connection with the Funds’ performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Advisor pursuant to the investment advisory agreement with respect to each Fund is fair and reasonable in light of the services being provided by the Advisor to the Fund and its shareholders and that renewal of the investment advisory agreement with respect to each Fund was in the best interest of the Fund and its shareholders.

Management PRIMECAP Odyssey Funds (Unaudited)

Portfolio Managers

PRIMECAP Management Company has five portfolio managers who together have more than 140 years of investment experience. The portfolio managers primarily responsible for overseeing the Funds’ investments are:

Name	Years of Experience
Theo A. Kolokotrones	50
Joel P. Fried	35
Alfred W. Mordecai	23
M. Mohsin Ansari	20
James Marchetti	15

Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. A portion of each Fund’s assets may be managed by individuals in the Investment Advisor’s research department.

Officers and Trustees

The Trust’s officers, who oversee the Funds’ daily operations, are appointed by the Board of Trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds’ website at www.primecap.com.

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers. The address for each officer is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones Age: 74	Co-Chief Executive Officer	Indefinite; Since 09/04	Chairman, Director, and Portfolio Manager PRIMECAP Management Company
Joel P. Fried Age: 59	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, and Portfolio Manager PRIMECAP Management Company

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Alfred W. Mordecai Age: 53	Co-Chief Executive Officer	Indefinite; Since 10/12	Vice Chairman, Director, and Portfolio Manager PRIMECAP Management Company
Michael J. Ricks Age: 42	Chief Financial Officer, Secretary, Chief Administrative Officer	Indefinite; Since 03/11	Director of Fund Administration PRIMECAP Management Company; Chief Compliance Officer, PRIMECAP Odyssey Funds; Chief Compliance Officer PRIMECAP Management Company March 2019-March 2020
Jennifer Ottosen Age: 60	Chief Compliance Officer, AML Compliance Officer	Indefinite; Since 02/20

Chief Compliance Officer,

PRIMECAP Management Company since March 2020; Senior Compliance Officer, PRIMECAP Management Company May 2019-March 2020; CCO Dividend Assets Capital, LLC; CCO & General Counsel, GW Capital, Inc.

“Independent” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”). The address for each Independent Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Benjamin F. Hammon Age: 85	Chairman of the Board and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Wayne H. Smith Age: 79	Chairman of the Audit Committee and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Joseph G. Uzelac Age: 76	Trustee	Indefinite; Since 10/07	Retired; Private investor	3	None
Elizabeth D. Obershaw Age: 60	Trustee	Indefinite; Since 06/08	Managing Director, Horsley Bridge Partners, an investment advisor (2007-present)	3	None
J. Blane Grinstead Age: 65	Trustee	Indefinite; Since 03/19	Retired; Private investor	3	Orenda, Inc., a renewable energy technology company (May 2020 – Present)

(1)	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

“Interested” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is an “interested person” of the Trust as defined by the 1940 Act. The address for each interested trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Joel P. Fried(2) Age: 59	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, and Portfolio Manager PRIMECAP Management Company	3	None
Michael Glazer(3) Age: 80	Trustee	Indefinite; Since 10/19	Formerly, Partner and Senior Counsel, Morgan, Lewis & Bockius LLP	3	None

(1)

Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(2)	Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with PRIMECAP Management Company, the investment advisor to the Trust.
(3)	Mr. Glazer is an “interested person” of the Trust, as defined by the 1940 Act, due to his former employment by the Trust’s counsel, Morgan, Lewis & Bockius LLP.

Privacy Notice PRIMECAP Odyssey Funds

PRIMECAP Management Company

Maintaining the confidentiality of client personal financial information is very important to PRIMECAP Odyssey Funds (the “Trust”) and PRIMECAP Management Company (the “Advisor”). The Advisor and the Trust may collect several types of nonpublic personal information about investors, including:

•	Information from forms that investors may fill out and send to the Advisor or the Trust in connection with an account (such as name, address, and social security number).

•	Information an investor may give the Advisor or the Trust orally.

•	Information about the amount investors have invested in an account.

•	Information about any bank account investors may use for transfers between a bank account and a shareholder account.

The Advisor and the Trust will not sell or disclose client personal information to anyone except as permitted or required by law. For example, information collected may be shared with the independent auditors in the course of the annual audit of the Advisor or the Trust. The Advisor or the Trust may also share this information with the Advisor’s or the Trust’s legal counsel, as deemed appropriate, and with regulators. Finally, the Advisor or the Trust may disclose information about clients or investors at the client’s or investor’s request (for example, by sending duplicate account statements to someone designated by the client or investor), or as otherwise permitted or required by law.

Within the Advisor and the Trust, access to information about clients and investors is restricted to those employees or service providers who need to know the information to service client accounts. The Advisor’s employees are trained to follow its procedures to protect client privacy and are instructed to access information about clients only when they have a business reason to obtain it.

The Advisor and the Trust reserve the right to change this privacy policy in the future, but we will not disclose investor nonpublic personal information except as required or permitted by law without giving the investor an opportunity to instruct us not to do so.

Investment Advisor

PRIMECAP MANAGEMENT COMPANY

177 East Colorado Boulevard, 11th Floor

Pasadena, California 91105

•

Distributor

ALPS DISTRIBUTORS, INC.

1290 Broadway, Suite 1000

Denver, Colorado 80203

•

Custodian

U.S. BANK, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

•

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

•

Administrator

U.S. BANCORP FUND SERVICES, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741

•

Legal Counsel

MORGAN, LEWIS & BOCKIUS LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

•

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

601 South Figueroa Street, Suite 900

Los Angeles, California 90017

This report is intended for the shareholders of the PRIMECAP Odyssey Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

PRIMECAP, PRIMECAP Odyssey, and the PRIMECAP Odyssey logo are trademarks of PRIMECAP Management Company.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when such person calls the registrant at 1-800-729-2307.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the registrant’s “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and specifically relate to the accountant’s review of the registrant’s federal and state tax returns. There were no other services provided by the principal accountant to the registrant during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed to the registrant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$133,475	$128,340
Audit-Related Fees	$0	$0
Tax Fees	$17,049	$16,392
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All services were pre-approved and no waivers to the pre-approval requirement were made.

The percentage of fees billed by PricewaterhouseCoopers applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	$17,049	$16,392
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January  5, 2006.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMECAP Odyssey Funds

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 15, 2020

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 15, 2020

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 15, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 15, 2020

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 15, 2020

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 15, 2020

By	/s/ Michael J. Ricks
Michael J. Ricks, Chief Financial Officer

Date	December 15, 2020